PA-001	SERIES A CONVERTIBLE PREFERRED STOCK	*________*

VLOV, INC.

Incorporated Under the Laws of the State of Nevada

TOTAL AUTHORIZED PREFERRED STOCK:  100,000,000 SHARES, PAR VALUE $0.00001 PER SHARE
2,800,000 SHARES DESIGNATED AS SERIES A CONVERTIBLE PREFERRED STOCK

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

This is to certify that __________________________________________________________________________________________ is the owner of

_______________________________________________________________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK OF
VLOV, INC. (the "Corporation")

transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney, upon surrender of this Certificate, properly endorsed.  This certificate is not valid until signed by the Corporation.

Dated:    _______________, 2009

Qingquing Wu SECRETARY	Qingquing Wu PRESIDENT

The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of shares thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT - _______________ Custodian ________________
TEN ENT – as tenants by the entireties	(Cust) (Minor)
JT TEN – as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act _______________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________________________________________________ hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Series A Convertible Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  ________________________                                    X______________________________________________________________
NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.  THIS SECURITY MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED NOR WILL ANY ASSIGNEE, PLEDGEE, VENDEE, TRANSFEREE, ENDORSEE THEREOF BE RECOGNIZED BY THE ISSUER AS HAVING ACQUIRED SUCH SECURITIES FOR ANY PURPOSE UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SECURITY SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS OR (II) AN EXEMPTION THEREFROM SHALL BE AVAILABLE UNDER THE ACT AND SUCH LAWS, SUPPORTED BY AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED, WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.